                                                                   EXHIBIT 10.82

                               AMENDMENT AGREEMENT
                           TO THE AMENDED AND RESTATED
                             OPERATING AGREEMENT OF
                                FALSE RIVER, LLC

         This Amendment Agreement is made and entered into as of this 29th day May 1998 by and among FALSE RIVER, LLC (the "Company"), a Georgia limited liability company, and the undersigned members ("Members") of the Company.

RECITALS:

         A. The Members entered into an Amended and Restated Operating Agreement dated April 1998, (the "Original Agreement") for the purpose of, among other things, organizing the Company as a Georgia limited liability company and providing for the Members' respective contributions to the capital of the Company and resulting ownership of shares ("Limited Liability Company Shares" or "LLC Shares") with such LLC Shares consisting of Ordinary LLC Shares and Preferred Distribution LLC Shares.

         B. The Members have decided to amend and revise the allocation of LLC shares ownership among themselves effective as of the date of the Original Agreement, without changing the aggregate number of Ordinary LLC Shares outstanding which is 51,000. The Preferred Distribution LLC Shares will be allocated in accordance with Paragraph 1. below.

AGREEMENTS:

         In consideration of the Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Amendment. (a) The Original Agreement is hereby amended by deleting Exhibit A thereof in its entirety and substituting in lieu thereof the new form of Exhibit A that is attached as Exhibit A to this Amendment Agreement and;

                  (b) If any current Member or subsequent Member is to receive Preferred Distribution LLC Shares as described in the Original Agreement, then such Members shall receive a total number of Preferred Distribution LLC Shares that shall be equal to the percentage relationship of each Member's capital contribution to the aggregate amount of total capital contributions made by all Members holding Preferred Distribution Shares. The number of such Preferred Distribution LLC Shares for each Member will be determined once the offering of Preferred Distribution LLC Shares is complete but in no event shall the aggregate number of said Preferred Distribution LLC Shares exceed 49,000, unless the Board of Mangers determines otherwise. All allocations of Net Profits, Net Losses, Net Cashflow, distributions and any other adjustments and allocations shall also be proportionately adjusted in accordance herewith.



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



         2. Company Consent; Capital Accounts. The Company consents to the revised allocation of ownership of its LLC Shares in the substituted form of Exhibit A. Once the offering of Preferred Distribution LLC Shares is complete, the Company will immediately adjust the Members' respective allocation of Preferred Distribution LLC Shares to conform with the Members' respective capital contributions to the Company as so described in Paragraph 1 above.

         3. No Other Change. Except as provided in Paragraph 1 above, the Original Agreement shall remain in full force and effect in accordance with its terms.

         4. Definitions Unless otherwise defined herein, all terms used herein shall have the meaning as defined in the Original Agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be duly executed and affixed their seals.

                                        AMERICAN ARTISTS FILM CORPORATION
(CORPORATE SEAL)



                                        By:  /s/ J. Eric Van Atta
                                           -------------------------------------
                                                  Authorized Officer


                                             /s/ Steve Brown
                                           -------------------------------------
                                           Steve Brown


                                             /s/ Glen C. Warren
                                           -------------------------------(SEAL)
                                           Glen C. Warren


                                             /s/  Ben Noble
                                           -------------------------------(SEAL)
                                           Ben E. Noble


                                           FALSE RIVER, LLC
(COMPANY SEAL)


                                        By:  /s/  Steve Brown
                                           -------------------------------------
                                             Steve Brown, Board of Managers


                                        By:  /s/  Ben Noble
                                           -------------------------------------
                                              Ben E. Noble, Board of Managers


                                        By:  /s/  Glen C. Warren
                                           -------------------------------------
                                             Glen C. Warren, Board of Managers



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





                           ACCEPTED AND ACKNOWLEDGED:


ATLANTIC INTERNATIONAL ENTERTAINMENT, INC.



By:  /s/ Norman Hoskin
   ------------------------------------
         Authorized Officer



By:  /s/  Ceil Brown
   ------------------------------------
         Ceil Brown



By:  /s/ Norman Hoskin
   ------------------------------------
         Norman Hoskin



By:  /s/  Paul E. Michael
   ------------------------------------
         Paul E. Michael




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




                                    EXHIBIT A
                               AMENDMENT AGREEMENT
                           TO THE AMENDED AND RESTATED
                             OPERATING AGREEMENT OF
                                FALSE RIVER, LLC
                             AS OF DECEMBER 2, 1998

                                                                                  Preferred
                                                            Ordinary             Distribution         Capital
Name, address and federal tax identification               LLC Shares            LLC Shares         Contribution
 number of initial Members                                  Received              Received            by Member
 -------------------------                                  --------              --------            ---------
1   American Artists Film Corporation                         51,000                   0               $  1,000
    1245 Fowler Street, N. W.
    Atlanta, GA  30318
    Tax I.D. No.: 43-1717111
2   Glen C. Warren                                                 0                 TBD*              $147,000
    10 Lakeland Circle
    Jackson, MS  39216-5093
    Soc. Sec.  No.: ###-##-####
3   Ben E. Noble                                                   0                 TBD*              $293,400
    P.O. Box 18769
    Atlanta, GA 31126-0769
    Soc. Sec. No.: ###-##-####
4   Atlantic International Entertainment                           0                 TBD*              $100,000
    200 E. Palmetto Park Road, Suite 200
    Boca Raton,  FL  33432
    Tax I.D. No.:
5   Steven D. Brown                                                0                 TBD*              $ 53,800
    9965 Lake Forest Way
    Roswell, GA 30076
    Soc. Sec. No.: ###-##-####
6   Ceil Brown                                                     0                 TBD*              $ 60,000
    7910 N.W. 87th Avenue
    Tamarac, FL 33321
    Soc. Sec. No.:
7   Norman Hoskin                                                  0                 TBD*              $  7,738
    200 E. Palmetto Park Road, Suite 200
    Boca Raton,  FL  33432
    Soc. Sec. No.:

8   Paul E. Michael                                                0                 TBD*              $ 10,000
    199 Courtney Ann Drive.
    Henderson, NV 89014
    Soc. Sec. No.: ###-##-####

    Totals                                                    51,000                 TBD*              $671,938
    ------------------------------------                      ======                                   ========
        *TBD - TO BE DETERMINED


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